UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2008

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-12091 (Commission File Number)	22-3436215 (I.R.S. Employer Identification No.)

Two Greenville Crossing, 4001 Kennett Pike, Suite 238 Greenville, Delaware (Address of principal executive offices)	19807 (Zip Code)

(713) 652-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On January 11, 2008, Millennium Chemicals Inc. (“Millennium Chemicals”) made payments for conversion with respect to all of its remaining outstanding 4% Convertible Senior Debentures issued under the Indenture dated as of November 25, 2003 among Millennium Chemicals, Millennium America Inc. (together with Millennium Chemicals, “Millennium”) and The Bank of New York (as supplemented, the “Indenture”), terminating all of the Millennium obligations under the Indenture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM CHEMICALS INC.

By:/s/ Gerald A. O’Brien
Name:     Gerald A. O’Brien
Title:       Vice President,
General Counsel

Date:  January 17, 2008